Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 14. INCOME TAXES:

The provision for income taxes consists of the following components for the years ended December 31:

	2019	2018
Current:
Federal and state	$97,465	$125,356
Foreign	278,004	109,917
Total current provision/(benefit)	375,469	235,273
Deferred:
Federal and state	-	-
Foreign	13,188	24,478
Valuation allowance	-	6,088,751
Total deferred expense (benefit)	13,188	6,113,229

Total income tax expense (benefit)	$388,657	$6,348,502

The Company has provided for a current tax expense of $0.4 million and $0.2 million for the year ended December 31, 2019 and December 31, 2018. The reported tax benefits for the years ended December 31, 2019 and December 31, 2018 are based upon an estimated annual effective tax rate of 21% for all such periods. The effective tax rates reflected our combined federal and state income tax rates, the impact of providing for a valuation allowance during the year ended December 31, 2019, the recognition of U.S. deferred tax liabilities for differences between the book and tax basis of goodwill and the impact of the Tax Cuts and Jobs Act of 2017.

Tax Cuts and Jobs Act of 2017

The Tax Cuts and Jobs Act of 2017 (the “Tax Legislation”), enacted on December 22, 2017, contains significant changes to U.S. tax law, including lowering the U.S. corporate income tax rate to 21% effective for January 1, 2018, implementing a territorial tax system, and imposing a one-time tax on deemed repatriated earnings of foreign subsidiaries.

Valuation Allowance on Deferred Tax Assets

Deferred tax assets refer to assets that are attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets in essence represent future savings of taxes that would otherwise be paid in cash. The realization of the deferred tax assets is dependent upon the generation of sufficient future taxable income, including capital gains. If it is determined that the deferred tax assets cannot be realized, a valuation allowance must be established, with a corresponding charge to earnings in the period that the valuation allowance is established or adjusted for.

We assess the reliability of our deferred tax assets and assess the need for a valuation allowance on an ongoing basis. The periodic assessment of the net carrying value of our deferred tax assets under the applicable accounting rules is highly judgmental. We are required to consider all available positive and negative evidence in evaluating the likelihood that we will be able to realize the benefit of our deferred tax assets in the future. Such evidence includes scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and the results of recent operations. Since this evaluation requires consideration of events that may occur some years into the future, there is significant judgment involved and our conclusion could be materially different should certain of our expectations not transpire.

Unrecognized Tax Benefits

We have reviewed the tax positions taken, or to be taken, in our tax returns for all tax years currently open to examination by a taxing authority. As of December 31, 2019, the gross amount of unrecognized tax benefits exclusive of interest and penalties was zero. We have identified no other uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly increase or decrease within the twelve months ending December 31, 2020.